UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
March 24, 2010

SCOLR Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31982	91-1689591
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

19204 North Creek Parkway, Suite 100
Bothell, WA 98011
(Address of principal executive offices)

(425) 368-1050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 24, 2010, SCOLR Pharma, Inc. announced its financial results for the fiscal year ended December 31, 2009. A copy of the press release containing the announcement is attached to this current report as Exhibit 99.1.

The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	SCOLR Pharma, Inc. press release, dated March 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR PHARMA, INC.
Dated: March 24, 2010	By:	/s/ Richard M. Levy
Chief Financial Officer